SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2002

VANS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19402	33-0272893

(Commission File Number)	(I.R.S. Employer Identification No.)

15700 Shoemaker Avenue, Santa Fe Springs, California (Address of Principal Executive Offices)	90670-5515 (Zip Code)

(562) 565-8267

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements and Exhibits

(c) Exhibits

99.1	News Release of the Registrant, dated December 19, 2002

Item 9.   Regulation FD Disclosure

                       On December 19, 2002, the Registrant issued the News Release attached hereto as Exhibit 99.1.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANS, INC. (Registrant)

Date: December 20, 2002	By	/s/ Craig E. Gosselin Craig E. Gosselin Senior Vice President and General Counsel

Exhibit Index

Exhibit		Page No.

99.1	News Release of the Registrant, dated December 19, 2002